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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 14, 2004



                             TLC VISION CORPORATION
             (Exact name of registrant as specified in its charter)



 NEW BRUNSWICK                     0-29302                   980151150
(State or other               (Commission File            (I.R.S. Employer
jurisdiction of                    Number)             Identification Number)
 organization)



                5280 SOLAR DRIVE, SUITE 100                       L4W 5M8
                   MISSISSAUGA, ONTARIO                          (Zip Code)
         (Address of principal executive offices)


       Registrant's telephone number, including area code: (905) 602-2020




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ITEM 5.           OTHER EVENTS

                  On July 14, 2004, the Company issued a press release announcing the retirement of the Company's Chief Financial Officer and its Succession Plan. A copy of that press release is attached hereto as an exhibit.

ITEM 7.           LIST OF EXHIBITS FILED

                  (c)      Exhibits

                           99.1 CFO Retirement and Succession Plans Press Release, dated July 14, 2004


                                      * * *

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 15, 2004

                                             TLC VISION CORPORATION



                                             By:  /s/ Robert W. May
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                                                  Robert W. May
                                                 General Counsel and Secretary




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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              CFO Retirement and Succession Plans Press Release, dated
                  July 14, 2004


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